Exhibit 99.1

For Immediate Release
For more information, contact:
                                    Anthony (Tony) Cristello
Standard Motor Products, Inc.
(972) 316-8107
tony.cristello@smpcorp.com

Standard Motor Products, Inc. Announces

Third Quarter 2024 Results and Quarterly Dividend

•Net Sales of $399.3M, up 3.3%, with all three operating segments showing increases
•Adjusted diluted earnings per share of $1.28, up 15%
•Adjusted EBITDA up 80 basis points to 12.2%
•Nissens Automotive acquisition expected to close in near future
•Full year guidance remains unchanged

New York, NY, October 30, 2024......Standard Motor Products, Inc. (NYSE: SMP), a leading automotive parts manufacturer and distributor, reported today its consolidated financial results for the three and nine months ended September 30, 2024.

Net sales for the third quarter of 2024 were $399.3 million, compared to consolidated net sales of $386.4 million during the comparable quarter in 2023. Earnings from continuing operations for the third quarter of 2024 were $26.6 million or $1.20 per diluted share, compared to $24.9 million or

$1.12 per diluted share in the third quarter of 2023. Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the third quarter of 2024 were $28.3 million or $1.28 per diluted share, compared to $24.7 million or $1.11 per diluted share in the third quarter of 2023.
Consolidated net sales for the nine months ended September 30, 2024, were $1.12 billion, compared to consolidated net sales of $1.07 billion during the comparable period in 2023. Earnings from continuing operations for the nine months ended September 30, 2024, were $54.4 million or $2.45 per diluted share, compared to $55.9 million or $2.52 per diluted share in the comparable period of 2023. Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the nine months ended September 30, 2024 and 2023 were $59.9 million or $2.70 per diluted share and $56.6 million or $2.55 per diluted share, respectively.
Mr. Eric Sills, Standard Motor Products’ Chairman and Chief Executive Officer stated, “We are very pleased with our third quarter results, both in our top line growth as well as our earnings performance. Overall, sales increased 3.3% versus last year’s third quarter, while adjusted diluted earnings per share were up 15%. Year-to-date sales are up 5.0% compared to 2023, with adjusted diluted EPS up almost 6%. Sales for all three operating segments are ahead of last year both for the quarter and the year.”

By segment, Vehicle Control sales increased 5.2% in the quarter against an easy comparison in 2023. Sales in the segment are up 2.8% on a year-to-date basis as customer demand remains positive, indicating general market strength as our trading partners make ongoing investments to their assortments in our products.

Strong Temperature Control demand continued as sales grew 1.9% in the quarter against last year’s record results. The segment has performed well year-to-date with sales up nearly 10% over last year, as the selling season started early this year and remained strong throughout the summer.

Our Engineered Solutions segment continues to perform well, as sales increased nearly 1% in the quarter against a very difficult comparison to last year’s quarterly increase of over 8%, and are up 3.8% year-to-date. Modest softening in some end markets is being more than offset by the ramp up of recent wins, and while we expect ongoing market headwinds related to certain customers’ production schedules, we remain quite bullish as we see ongoing cross-selling opportunities and strengthening customer relationships.

Looking at profitability, Adjusted EBITDA improved from the third quarter last year, up 80 basis points to 12.2%. Margin improvement resulted from leverage gained on the solid sales performance, as well as from various cost containment actions to offset inflationary pressures, including the benefit from our previously disclosed early retirement program. We remain focused on our cost savings initiatives and continue to look at ways to drive margin improvement going forward.

From a cash flow perspective, we were pleased with the impact of our initiatives on managing both our inventory and borrowing levels. At quarter-end, our inventory was $503.0 million, down from $507.1 million at year-end, while our total debt at quarter-end stood at $142.8 million down $13.4 million from year-end.

With respect to our previously announced acquisition of Nissens Automotive in Europe, we have received final regulatory approvals and would expect to close on the transaction in the very near future. We are very excited about this major step forward for SMP, and look forward to working closely with the talented Nissens team to create an aftermarket leader in North America and Europe across our key product categories.

Regarding our sales and profit expectations for the full year of 2024, we anticipate sales growth will be in the low- to mid-single digits, and Adjusted EBITDA will be in a range of 9.0-9.5%, consistent with what we noted previously, and excludes any potential impact from the acquisition of Nissens Automotive. This outlook considers expenses related to customer factoring programs that will be roughly $48-$50 million at current implied rates, as well as the impact of startup costs and duplicate overhead expense associated with the new distribution center in Shawnee, KS, discussed in prior quarters.

The Board of Directors has approved payment of a quarterly dividend of 29 cents per share on the common stock outstanding, which will be paid on December 2, 2024 to stockholders of record on November 15, 2024.

In closing, Mr. Sills commented, “Looking ahead, while there is always a degree of uncertainty across a variety of external factors, we are excited about where we are headed. North American aftermarket fundamentals remain strong, we are hitting our stride in our Engineered Solutions business, our new distribution center is coming on line, and we are soon to have Nissens on-

board with all the opportunities that it will bring. We want to thank all our employees for our current success and helping us achieve our goals for the future.”

Conference Call
Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Wednesday October 30, 2024.  This call will be webcast and can be accessed on the Investor Relations page of our website at www.smpcorp.com and clicking on the SMP 3Q 2024 Earnings Webcast link. Investors may also listen to the call by dialing 800-343-4136 (domestic) or 203-518-9843 (international).  Our playback will be made available for dial in immediately following the call.  For those choosing to listen to the replay by webcast, the link should be active on our website within 24 hours after the call.  The playback number is 800-374-0328 (domestic) or 402-220-0663 (international).

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Standard Motor Products cautions investors that any forward-looking statements made by the company, including those that may be made in this press release, are based on management’s expectations at the time they are made, but they are subject to risks and uncertainties that may cause actual results, events or performance to differ materially from those contemplated by such forward looking statements. Among the factors that could cause actual results, events or performance to differ materially from those risks and uncertainties discussed in this press release are those detailed from time-to-time in prior press releases and in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form

10-K and quarterly reports on Form 10-Q. By making these forward-looking statements, Standard Motor Products undertakes no obligation or intention to update these statements after the date of this release.

STANDARD MOTOR PRODUCTS, INC.
Consolidated Statements of Operations

(In thousands, except per share amounts)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2024	2023	2024	2023
	(Unaudited)		(Unaudited)
NET SALES	$399,265	$386,413	$1,120,497	$1,067,516

COST OF SALES	277,899	271,653	798,162	760,220

GROSS PROFIT	121,366	114,760	322,335	307,296

SELLING, GENERAL & ADMINISTRATIVE EXPENSES	81,204	79,781	239,822	223,257
RESTRUCTURING AND INTEGRATION EXPENSES	3,023	177	5,774	1,383
OTHER INCOME, NET	—	4	5	74

OPERATING INCOME	37,139	34,806	76,744	82,730

OTHER NON-OPERATING INCOME, NET	2,129	1,732	5,147	2,759

INTEREST EXPENSE	3,145	3,621	7,964	10,766

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	36,123	32,917	73,927	74,723

PROVISION FOR INCOME TAXES	9,267	7,995	18,718	18,656

EARNINGS FROM CONTINUING OPERATIONS	26,856	24,922	55,209	56,067

LOSS FROM DISCONTINUED OPERATION, NET OF INCOME TAXES	(22,771)	(18,200)	(24,727)	(28,201)

NET EARNINGS	4,085	6,722	30,482	27,866

NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTEREST	275	63	785	152

NET EARNINGS ATTRIBUTABLE TO SMP (a)	$3,810	$6,659	$29,697	$27,714

NET EARNINGS ATTRIBUTABLE TO SMP
EARNINGS FROM CONTINUING OPERATIONS	$26,581	$24,859	$54,424	$55,915
LOSS FROM DISCONTINUED OPERATION, NET OF INCOME TAXES	(22,771)	(18,200)	(24,727)	(28,201)
TOTAL	$3,810	$6,659	$29,697	$27,714

NET EARNINGS PER COMMON SHARE ATTRIBUTABLE TO SMP
BASIC EARNINGS FROM CONTINUING OPERATIONS	$1.22	$1.14	$2.50	$2.58

DISCONTINUED OPERATION	(1.04)	(0.84)	(1.14)	(1.30)
NET EARNINGS PER COMMON SHARE - BASIC	$0.18	$0.31	$1.36	$1.28

DILUTED EARNINGS FROM CONTINUING OPERATIONS	$1.20	$1.12	$2.45	$2.52
DISCONTINUED OPERATION	(1.03)	(0.82)	(1.11)	(1.27)
NET EARNINGS PER COMMON SHARE - DILUTED	$0.17	$0.30	$1.34	$1.25

WEIGHTED AVERAGE NUMBER OF COMMON SHARES	21,716,083	21,727,119	21,802,164	21,675,699
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES	22,154,222	22,253,723	22,225,444	22,198,131

(a) "SMP" refers to Standard Motor Products, Inc. and subsidiaries.

STANDARD MOTOR PRODUCTS, INC.
Segment Revenues and Operating Profit

(In thousands)
	THREE MONTHS ENDED				NINE MONTHS ENDED
	SEPTEMBER 30,				SEPTEMBER 30,
	2024		2023		2024		2023
	(Unaudited)				(Unaudited)
Revenues
Engine Management (Ignition, Emissions
and Fuel Delivery)	$121,432		$113,188		$353,046		$342,860
Electrical and Safety	63,237		62,049		172,772		166,720
Wire sets and other	16,208		15,700		49,324		49,723
Vehicle Control	200,877		190,937		575,142		559,303

AC System Components	95,698		94,385		245,628		217,913
Other Thermal Components	30,287		29,258		76,446		75,210
Temperature Control	125,985		123,643		322,074		293,123

Commercial Vehicle	22,625		18,701		69,016		59,158
Construction / Agriculture	8,082		9,974		27,631		32,804
Light Vehicle	24,287		24,123		70,776		71,123
All Other	17,409		19,035		55,858		52,005
Engineered Solutions	72,403		71,833		223,281		215,090

Revenues	$399,265		$386,413		$1,120,497		$1,067,516

Gross Margin
Vehicle Control	$65,652	32.7%	$60,865	31.9%	$184,520	32.1%	$179,446	32.1%
Temperature Control	42,323	33.6%	37,785	30.6%	98,621	30.6%	83,452	28.5%
Engineered Solutions	13,391	18.5%	16,110	22.4%	39,194	17.6%	44,398	20.6%
All Other	—		—		—		—
Gross Margin	$121,366	30.4%	$114,760	29.7%	$322,335	28.8%	$307,296	28.8%

Selling, General & Administrative
Vehicle Control	$43,021	21.4%	$42,752	22.4%	$130,123	22.6%	$124,308	22.2%

Temperature Control	25,876	20.5%	24,624	19.9%	66,641	20.7%	61,736	21.1%
Engineered Solutions	8,124	11.2%	8,832	12.3%	25,491	11.4%	25,222	11.7%
All Other	5,190		3,573		16,163		11,991
Subtotal	$82,211	20.6%	$79,781	20.6%	$238,418	21.3%	$223,257	20.9%
Acquisition Expenses	(1,007)	-0.3%	—	—%	1,404	0.1%	—	—%
Selling, General & Administrative	$81,204	20.3%	$79,781	20.6%	$239,822	21.4%	$223,257	20.9%

Operating Income
Vehicle Control	$22,631	11.3%	$18,113	9.5%	$54,397	9.5%	$55,138	9.9%
Temperature Control	16,447	13.1%	13,161	10.6%	31,980	9.9%	21,716	7.4%
Engineered Solutions	5,267	7.3%	7,278	10.1%	13,703	6.1%	19,176	8.9%
All Other	(5,190)		(3,573)		(16,163)		(11,991)
Subtotal	$39,155	9.8%	$34,979	9.1%	$83,917	7.5%	$84,039	7.9%
Restructuring & Integration	(3,023)	-0.8%	(177)	—%	(5,774)	-0.5%	(1,383)	-0.1%
Acquisition Expenses	1,007	0.3%	—	—%	(1,404)	-0.1%	—	—%
Other Income, Net	—	—%	4	—%	5	—%	74	—%
Operating Income	$37,139	9.3%	$34,806	9.0%	$76,744	6.8%	$82,730	7.7%

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures

(In thousands, except per share amounts)
	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2024	2023	2024	2023
	(Unaudited)		(Unaudited)
EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SMP

GAAP EARNINGS FROM CONTINUING OPERATIONS	$26,581	$24,859	$54,424	$55,915

RESTRUCTURING AND INTEGRATION EXPENSES	3,023	177	5,774	1,383
ACQUISITION EXPENSES	(207)	—	2,204	—
CERTAIN TAX CREDITS AND PRODUCTION DEDUCTIONS FINALIZED IN PERIOD	(380)	(312)	(380)	(312)
INCOME TAX EFFECT RELATED TO RECONCILING ITEMS	(732)	(46)	(2,074)	(360)

NON-GAAP EARNINGS FROM CONTINUING OPERATIONS	$28,285	$24,678	$59,948	$56,626

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SMP

GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$1.20	$1.12	$2.45	$2.52

RESTRUCTURING AND INTEGRATION EXPENSES	0.14	—	0.26	0.06
ACQUISITION EXPENSES	(0.01)	—	0.10	—
CERTAIN TAX CREDITS AND PRODUCTION DEDUCTIONS FINALIZED IN PERIOD	(0.02)	(0.01)	(0.02)	(0.01)
INCOME TAX EFFECT RELATED TO RECONCILING ITEMS	(0.03)	—	(0.09)	(0.02)

NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$1.28	$1.11	$2.70	$2.55

OPERATING INCOME

GAAP OPERATING INCOME	$37,139	$34,806	$76,744	$82,730

RESTRUCTURING AND INTEGRATION EXPENSES	3,023	177	5,774	1,383
ACQUISITION EXPENSES	(1,007)	—	1,404	—
OTHER (INCOME) EXPENSE, NET	—	(4)	(5)	(74)	LAST TWELVE MONTHS ENDED		YEAR ENDED
					SEPTEMBER 30,		DECEMBER 31,
NON-GAAP OPERATING INCOME	$39,155	$34,979	$83,917	$84,039	2024	2023	2023
					(Unaudited)
EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$36,123	$32,917	$73,927	$74,723	$80,920	$86,025	$81,716

DEPRECIATION AND AMORTIZATION	7,389	7,332	22,008	21,461	29,569	28,864	29,022
INTEREST EXPENSE	3,145	3,621	7,964	10,766	10,485	15,101	13,287
EBITDA	46,657	43,870	103,899	106,950	120,974	129,990	124,025

RESTRUCTURING AND INTEGRATION EXPENSES	3,023	177	5,774	1,383	7,033	3,230	2,642
ACQUISITION EXPENSES	(1,007)	—	1,404	—	1,404	—	—
CUSTOMER BANKRUPTCY CHARGE	—	—	—	—	—	7,002	—
SPECIAL ITEMS	2,016	177	7,178	1,383	8,437	10,232	2,642

EBITDA WITHOUT SPECIAL ITEMS	$48,673	$44,047	$111,077	$108,333	$129,411	$140,222	$126,667

MANAGEMENT BELIEVES THAT NON-GAAP EARNINGS FROM CONTINUING OPERATIONS AND NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS WHICH ARE ATTRIBUTABLE TO SMP, AND NON-GAAP OPERATING INCOME AND EBITDA WITHOUT SPECIAL ITEMS, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS. SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures by Segments

(In thousands)	THREE MONTHS ENDED SEPTEMBER 30, 2024
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$21,029	$16,074	$5,010	$(4,974)	$37,139

RESTRUCTURING AND INTEGRATION EXPENSES	1,602	373	257	791	3,023
ACQUISITION EXPENSES	—	—	—	(1,007)	(1,007)
OTHER EXPENSE, NET	—	—	—	—	—

NON-GAAP OPERATING INCOME	$22,631	$16,447	$5,267	$(5,190)	$39,155

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$18,844	$16,530	$5,607	$(4,858)	$36,123

DEPRECIATION AND AMORTIZATION	3,850	802	2,308	429	7,389
INTEREST EXPENSE	2,166	791	434	(246)	3,145
EBITDA	24,860	18,123	8,349	(4,675)	46,657

RESTRUCTURING AND INTEGRATION EXPENSES	1,602	373	257	791	3,023
ACQUISITION EXPENSES	—	—	—	(1,007)	(1,007)
SPECIAL ITEMS	1,602	373	257	(216)	2,016

EBITDA WITHOUT SPECIAL ITEMS	$26,462	$18,496	$8,606	$(4,891)	$48,673
% of Net Sales	13.2%	14.7%	11.9%		12.2%

(In thousands)	THREE MONTHS ENDED SEPTEMBER 30, 2023
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$18,071	$13,054	$7,254	$(3,573)	$34,806

RESTRUCTURING AND INTEGRATION EXPENSES	45	107	25	—	177
OTHER INCOME, NET	(3)	—	(1)	—	(4)

NON-GAAP OPERATING INCOME	$18,113	$13,161	$7,278	$(3,573)	$34,979

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$15,702	$12,780	$8,078	$(3,643)	$32,917

DEPRECIATION AND AMORTIZATION	3,482	908	2,450	492	7,332
INTEREST EXPENSE	2,563	942	620	(504)	3,621
EBITDA	21,747	14,630	11,148	(3,655)	43,870

RESTRUCTURING AND INTEGRATION EXPENSES	45	107	25	—	177
SPECIAL ITEMS	45	107	25	—	177

EBITDA WITHOUT SPECIAL ITEMS	$21,792	$14,737	$11,173	$(3,655)	$44,047
% of Net Sales	11.4%	11.9%	15.6%		11.4%

MANAGEMENT BELIEVES THAT NON-GAAP OPERATING INCOME AND EBITDA WITHOUT SPECIAL ITEMS, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS. SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures by Segments

(In thousands)	NINE MONTHS ENDED SEPTEMBER 30, 2024
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$51,685	$31,302	$13,054	$(19,297)	$76,744

RESTRUCTURING AND INTEGRATION EXPENSES	2,712	678	654	1,730	5,774
ACQUISITION EXPENSES	—	—	—	1,404	1,404
OTHER INCOME, NET	—	—	(5)	—	(5)

NON-GAAP OPERATING INCOME	$54,397	$31,980	$13,703	$(16,163)	$83,917

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$46,226	$32,396	$14,482	$(19,177)	$73,927

DEPRECIATION AND AMORTIZATION	10,981	2,480	7,240	1,307	22,008
INTEREST EXPENSE	5,492	2,048	1,804	(1,380)	7,964
EBITDA	62,699	36,924	23,526	(19,250)	103,899

RESTRUCTURING AND INTEGRATION EXPENSES	2,712	678	654	1,730	5,774
ACQUISITION EXPENSES	—	—	—	1,404	1,404
SPECIAL ITEMS	2,712	678	654	3,134	7,178

EBITDA WITHOUT SPECIAL ITEMS	$65,411	$37,602	$24,180	$(16,116)	$111,077
% of Net Sales	11.4%	11.7%	10.8%		9.9%

(In thousands)	NINE MONTHS ENDED SEPTEMBER 30, 2023
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$54,719	$20,938	$19,064	$(11,991)	$82,730

RESTRUCTURING AND INTEGRATION EXPENSES	484	778	121	—	1,383
OTHER INCOME, NET	(65)	—	(9)	—	(74)

NON-GAAP OPERATING INCOME	$55,138	$21,716	$19,176	$(11,991)	$84,039

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$47,994	$19,144	$19,611	$(12,026)	$74,723

DEPRECIATION AND AMORTIZATION	10,267	2,439	7,417	1,338	21,461
INTEREST EXPENSE	7,608	2,677	1,616	(1,135)	10,766
EBITDA	65,869	24,260	28,644	(11,823)	106,950

RESTRUCTURING AND INTEGRATION EXPENSES	484	778	121	—	1,383
SPECIAL ITEMS	484	778	121	—	1,383

EBITDA WITHOUT SPECIAL ITEMS	$66,353	$25,038	$28,765	$(11,823)	$108,333
% of Net Sales	11.9%	8.5%	13.4%		10.1%

MANAGEMENT BELIEVES THAT NON-GAAP OPERATING INCOME AND EBITDA WITHOUT SPECIAL ITEMS, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS. SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Balance Sheets

(In thousands)

	SEPTEMBER	DECEMBER
	2024	2023
	(Unaudited)

ASSETS

CASH AND CASH EQUIVALENTS	$26,348	$32,526

ACCOUNTS RECEIVABLE, GROSS	225,827	168,327
ALLOWANCE FOR EXPECTED CREDIT LOSSES	8,697	8,045
ACCOUNTS RECEIVABLE, NET	217,130	160,282

INVENTORIES	503,015	507,075
UNRETURNED CUSTOMER INVENTORY	17,843	18,240
OTHER CURRENT ASSETS	28,873	26,100

TOTAL CURRENT ASSETS	793,209	744,223

PROPERTY, PLANT AND EQUIPMENT, NET	138,490	121,872
OPERATING LEASE RIGHT-OF-USE ASSETS	96,039	100,065
GOODWILL	134,725	134,729
OTHER INTANGIBLES, NET	85,837	92,308
DEFERRED INCOME TAXES	45,315	40,533
INVESTMENT IN UNCONSOLIDATED AFFILIATES	23,914	24,050
OTHER ASSETS	33,012	35,267

TOTAL ASSETS	$1,350,541	$1,293,047

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT PORTION OF REVOLVING CREDIT FACILITY	$—	$—
CURRENT PORTION OF TERM LOAN AND OTHER DEBT	2,685	5,029
ACCOUNTS PAYABLE	112,404	107,455
ACCRUED CUSTOMER RETURNS	62,326	38,238
ACCRUED CORE LIABILITY	15,226	18,399
ACCRUED REBATES	53,163	42,278
PAYROLL AND COMMISSIONS	37,050	29,561
SUNDRY PAYABLES AND ACCRUED EXPENSES	69,666	63,303

TOTAL CURRENT LIABILITIES	352,520	304,263

LONG-TERM DEBT	140,163	151,182
NONCURRENT OPERATING LEASE LIABILITY	86,259	88,974

ACCRUED ASBESTOS LIABILITIES	89,544	72,013
OTHER LIABILITIES	28,611	25,742

TOTAL LIABILITIES	697,097	642,174

TOTAL SMP STOCKHOLDERS' EQUITY	638,833	635,064
NONCONTROLLING INTEREST	14,611	15,809
TOTAL STOCKHOLDERS' EQUITY	653,444	650,873

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,350,541	$1,293,047

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Statements of Cash Flows

(In thousands)

	NINE MONTHS ENDED
	SEPTEMBER 30,
	2024	2023
	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES

NET EARNINGS	$30,482	$27,866
ADJUSTMENTS TO RECONCILE NET EARNINGS TO NET CASH
PROVIDED BY OPERATING ACTIVITIES:
DEPRECIATION AND AMORTIZATION	22,008	21,461
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAXES	24,727	28,201
OTHER	4,473	4,701
CHANGE IN ASSETS AND LIABILITIES:
ACCOUNTS RECEIVABLE	(59,040)	(38,850)
INVENTORY	2,895	54,286
ACCOUNTS PAYABLE	4,487	15,852
PREPAID EXPENSES AND OTHER CURRENT ASSETS	(2,739)	2,916
SUNDRY PAYABLES AND ACCRUED EXPENSES	45,470	12,345
OTHER	5,437	4,115
NET CASH PROVIDED BY OPERATING ACTIVITIES	78,200	132,893

CASH FLOWS FROM INVESTING ACTIVITIES

ACQUISITIONS OF AND INVESTMENTS IN BUSINESSES	—	(3,954)
CASH ACQUIRED IN STEP ACQUISITION	—	6,779
CAPITAL EXPENDITURES	(34,136)	(17,977)
OTHER INVESTING ACTIVITIES	18	95
NET CASH USED IN INVESTING ACTIVITIES	(34,118)	(15,057)

CASH FLOWS FROM FINANCING ACTIVITIES

NET CHANGE IN DEBT	(13,422)	(92,149)
PURCHASE OF TREASURY STOCK	(10,409)	—
DIVIDENDS PAID	(19,004)	(18,846)
PAYMENTS OF DEBT ISSUANCE COSTS	(4,183)	—
OTHER FINANCING ACTIVITIES	(651)	(2)
NET CASH USED IN FINANCING ACTIVITIES	(47,669)	(110,997)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(2,591)	496
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,178)	7,335

CASH AND CASH EQUIVALENTS at beginning of period	32,526	21,150
CASH AND CASH EQUIVALENTS at end of period	$26,348	$28,485